Exhibit 99.1
UNITED STATES BANKRUTCY COURT
DISTRICT OF DELAWARE

In re:	Case No. 09-10465 (KG)
Midway Games Inc., et. al.,	Jointly Administered
Debtors	Reporting Period: 2/12/09 - 3/31/09
MONTHLY OPERATING REPORT

		Document	Affidavit
REQUIRED DOCUMENTS	Form No.	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliations, Copies of Bank Statements and Cash Disbursements Journals	MOR-1A		X
Schedule of Professional Fees Paid	MOR-1B	X
Statements of Operations	MOR-2	X
Balance Sheets	MOR-3	X
Status of Postpetition Taxes	MOR-4		X
Summary of Unpaid Postpetition Accounts Payable	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X
I declare under the penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Ryan G. O’Desky	5/7/09
Ryan G. O’Desky	Date
Chief Financial Officer and Treasurer
The Debtors are: Midway Games Inc., Midway Home Entertainment Inc., Midway Amusement Games, LLC, Midway Interactive Inc., Surreal Software Inc., Midway Studios — Austin Inc., Midway Studios — Los Angeles Inc., Midway Games West Inc., Midways Home Studios Inc., and Midway Sales Company, LLC.

In re:
Midway Games Inc., et.al.,	Case No. 09-10465 (KG)
Debtors	Jointly Administered
Reporting Period: 2/12/09 to 3/31/09
MOR-1: SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
FOR THE PERIOD FROM FEBRUARY 12, 2009 THROUGH MARCH 31, 2009

			Midway	Midway	Midway
	Midway Home	Midway Amusement	Interactive	Games	Home Studios	Midway Sales	Surreal Software	Midway Studios -	Midway Studios -	Midway Games
Debtor	Entertainment Inc.	Games, LLC	Inc.	West Inc.	Inc.	Company, LLC	Inc.	Austin Inc.	Los Angeles Inc.	Inc.	Current Month Total
Cash at beginning of the month	$14,748,521.05	$203,277.67	$0.00	$0.00	$0.00	$0.00	$68,568.88	$882,428.05	$2,958.00	$1,600,819.99	$17,506,573.64

RECEIPTS
Trade accounts receivable	8,315,264.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	8,315,264.00
Royalty income	7,097,470.00	1,664,461.79	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	8,761,931.79
Other	0.00	28,446.88	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	28,446.88

Total Receipts	$15,412,734.00	$1,692,908.67	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$17,105,642.67

DISBURSEMENTS
Factoring repayments	1,861,716.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	1,861,716.00
Cost of goods sold	4,801,064.57	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	4,801,064.57
Payroll	1,078,065.54	2,087,299.81	0.00	0.00	0.00	0.00	903,517.83	4,118.06	0.00	238,787.71	4,311,788.95
Milestones — 3rd party developers	400,300.00	84,500.00	0.00	0.00	0.00	0.00	1,500.00	0.00	0.00	210,000.00	696,300.00
Marketing and advertising	42,492.49	6,181.60	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	48,674.09
Sales commissions	14,355.70	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	14,355.70
Rent — facilities/equipment/taxes	213,551.09	143,486.32	0.00	0.00	0.00	0.00	143,987.62	117,238.06	0.00	0.00	618,263.09
Utilities	40,387.56	67,847.59	0.00	0.00	0.00	0.00	7,667.27	8,968.59	0.00	1,462.43	126,333.44
Payroll and benefits	140,813.42	381,619.03	0.00	0.00	0.00	0.00	16,239.56	37,697.02	200.54	8,980.50	585,550.07
IT equipment	23,322.71	9,205.83	0.00	0.00	0.00	0.00	304.67	0.00	0.00	0.00	32,833.21
Maintenance	2,339.94	15,445.30	0.00	0.00	0.00	0.00	301.83	34.99	0.00	0.00	18,122.06
Relocation	0.00	0.00	0.00	0.00	0.00	0.00	0.00	29,052.13	0.00	0.00	29,052.13
Shipping	2,705.86	3,455.94	0.00	0.00	0.00	0.00	379.02	0.00	0.00	65.75	6,606.57
Supplies	359.93	1,159.69	0.00	0.00	0.00	0.00	10.22	0.00	0.00	0.00	1,529.84
Consultants and contractors	13,626.78	51,271.31	0.00	0.00	0.00	0.00	32,229.91	0.00	0.00	71,169.69	168,297.69
Employee expense reports	14,331.37	14,196.47	0.00	0.00	0.00	0.00	4,087.94	0.00	0.00	17,970.07	50,585.85
Taxes	0.00	701.00	0.00	0.00	0.00	0.00	1,677.88	902.15	0.00	3,200.00	6,481.03
Purchasing cards	249,740.92	69.85	0.00	0.00	0.00	0.00	863.72	0.00	0.00	543.20	251,217.69

Subtotal operating disbursements	8,899,173.88	2,866,439.74	0.00	0.00	0.00	0.00	1,112,767.47	198,011.00	200.54	552,179.35	13,628,771.98

US Trustee fees	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Prepetition — shippers and logistics	420,842.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	420,842.00
Mesirow Financial	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	50,000.00	50,000.00
Epiq Bankruptcy Solutions	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	2,100.00	2,100.00
Kramer Levin Naftalis	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	237,332.63	237,332.63

Subtotal restructuring disbursements	420,842.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	289,432.63	710,274.63

Total Disbursements	$9,320,015.88	$2,866,439.74	$0.00	$0.00	$0.00	$0.00	$1,112,767.47	$198,011.00	$200.54	$841,611.98	$14,339,046.61

Receipts less disbursements	$6,092,718.12	$(1,173,531.07)	$0.00	$0.00	$0.00	$0.00	$(1,112,767.47)	$(198,011.00)	$(200.54)	$(841,611.98)	$2,766,596.06

Cash at end of the month	$20,841,239.17	$(970,253.40)	$0.00	$0.00	$0.00	$0.00	$(1,044,198.59)	$684,417.05	$2,757.46	$759,208.01	$20,273,169.70

General Notes:

1)	Cash balances may not be same as the bank statements or ledger balances as they do not reflect unavailable funds, outstanding checks and other timing differences.

2)	Included in the beginning cash balance were two restricted letters of credit at Midway Home Entertainment Inc. for $225,000 and at Midway Studios — Austin Inc. for $756,903.76.

3)	Disbursements reflect when the disbursement accounts are funded rather than when the item clears the banks.

4)	Timing of receipts and internal accounting can cause period-end discrepancies in respective intercompany reporting.

5)	Because there were no transfers to debtors in possession accounts or estate disbursements made by outside sources, the total disbursements line above was used to calculate U.S. Trustee quarterly fees.
FORM MOR-1

In re:
Midway Games Inc., et al.,	Case No. 09-10465 et seq. (KG)
Debtors	Jointly Administered
Reporting Period: 2/12/09-3/31/09
MOR-1A: BANK RECONCILIATIONS CERTIFICATION
I, Ryan G. O’Desky, Chief Financial Officer and Treasurer of Midway Games Inc., hereby certify that, to the best of my knowledge, information, and belief, all of the Debtors’ bank account balances for the reporting period ended March 31, 2009 have been reconciled to monthly bank statements in an accurate and timely manner. The attached schedule lists each of the Debtors’ bank accounts and the book balance of the respective account as of the end of the reporting period, as well as the bank accounts that were opened during the reporting period. No bank accounts were closed during the reporting period.

/s/ Ryan G. O’Desky Ryan G. O’Desky	5/7/09 Date
Chief Financial Officer and Treasurer
FORM MOR-1A

In re:
Midway Games Inc. et. al.,	Case No. 09-10465 (KG)
Debtors	Jointly Administered
Reporting Period: 2/12/09 to 3/31/09
MOR-1A: DEBTORS’ BANK ACCOUNTS

Debtor	Bank/Institution		Account Number	Book Balance

Midway Home Entertainment Inc.	Wells Fargo Bank N.A.		#583884	$225,000.00
Midway Home Entertainment Inc.	Wells Fargo Bank N.A.		#4030110425	$3,863.54
Midway Home Entertainment Inc.	Bank of America		#8765261617	$55,407.35
Midway Home Entertainment Inc.	Bank of America		#8666525641	$4,777,635.53

Midway Amusement Game, LLC.	Bank of America		#8765763067	$39,716.74
Midway Amusement Game, LLC.	Bank of America		#8666305125	$35,457.29
Midway Amusement Game, LLC.	Bank of America		#8666018766	$47,687.58

Surreal Software Inc.	Bank of America		#8765216044	$22,746.81

Midway Studios — Austin Inc.	Wells Fargo Bank N.A.		#561549	$756,903.76
Midway Studios — Austin Inc.	Bank of America		#8765216049	$6,231.92

Midway Studios — Los Angeles Inc.	Bank of America		#8765216063	$2,757.89

Midway Games Inc.	Bank of America		#8666302112	$0.00
Midway Games Inc.	Bank of America		#8765763147	$395,765.83
Midway Games Inc.	Bank of America		#8666302112	$6,878,264.84

The Debtors affirm that the following bank accounts were opened in the period:

Debtor	Bank/Institution	Date Opened	Account Number	Book Balance

Midway Home Entertainment Inc.	Bank of America	2/27/09	#8188615313	$50,255.13
Midway Home Entertainment Inc.	Bank of America	2/27/09	#8188615318	$7,099,340.43
Midway Games Inc.	Bank of America	3/2/09	#8188615332	$381,671.20
FORM MOR-1A

In re:
Midway Games Inc., et al.,	Case No. 09-10465 (KG)
Debtors	Jointly Administered
Reporting Period: 2/12/09-3/31/09
MOR-1B: SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

	Period	Amount		Check		Amount Paid		Year to Date
Payee	Covered	Approved	Payer	Date	Number	Fees	Expenses	Fees	Expenses
Kramer Levin Naftalis 1	2/12/09 to 3/31/09	$237,332.63	Midway Games Inc.	03/12/09	Wire:24258716	$237,332.63	$0.00	$237,332.63	$0.00

Mesirow Financial 1	2/12/09 to 3/31/09	$50,000.00	Midway Games Inc.	03/12/09	Wire:24259993	$50,000.00	$0.00	$50,000.00	$0.00

						$287,332.63	$0.00	$287,332.63	$0.00

1	Attorneys and financial advisors representing the Secured Creditor
FORM MOR-1B

In re:	Case No. 09-10465 (KG)
Midway Games Inc., et al.,	Jointly Administered
Debtors	Reporting Period: 2/12/09 to 3/31/09
MOR-2: STATEMENTS OF OPERATIONS
FOR THE PERIOD FROM FEBRUARY 12, 2009 THROUGH MARCH 31, 2009

		Midway
	Midway Home	Amusement Games,	Midway Interactive	Midway Games	Midway Home	Midway Sales	Surreal Software	Midway Studios -	Midway Studios -	Midway Games
	Entertainment, Inc.	LLC	Inc.	West Inc.	Studios Inc.	Company, LLC	Inc.	Austin Inc.	Los Angeles Inc.	Inc.	Adjustments and	Total of All Debtors
Case number for individual Debtors	09-10467	09-10466	09-10468	09-10472	09-10473	09-10474	09-10469	09-10470	09-10471	09-10465	Allocations (1)	(1)

REVENUES
Gross sales	$13,268,834.50	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$13,268,834.50
Royalty and other revenue	10,212,820.44	525,000.00	—	408,023.00	—	—	—	—	—	—	—	11,145,843.44
Allowances	(662,655.25)	—	—	—	—	—	—	—	—	—	—	(662,655.25)

Net revenues	22,818,999.69	525,000.00	—	408,023.00	—	—	—	—	—	—	—	23,752,022.69

COST OF GOODS SOLD
Product costs and distribution	4,724,798.35	—	—	—	—	—	—	—	—	—	—	4,724,798.35
Royalties	4,717,352.20	—	—	—	—	—	—	—	—	—	—	4,717,352.20
Product development costs	9,640,722.22	—	—	—	—	—	—	—	—	—	—	9,640,722.22

Total cost of goods sold	19,082,872.77	—	—	—	—	—	—	—	—	—	—	19,082,872.77

Gross profit	3,736,126.92	525,000.00	—	408,023.00	—	—	—	—	—	—	—	4,669,149.92

OPERATING EXPENSES
Rent expense	9,767,958.69	—	—	—	—	—	—	—	—	—	—	9,767,958.69
Insurance	19,210,109.24	—	—	—	—	—	—	—	—	—	—	19,210,109.24
Payroll and benefits (2)	(3,608,890.45)	(525,000.00)	—	408,023.00	—	—	—	—	—	—	—	(3,725,867.45)
All other research and development (3)	123,225.61	(250,891.15)	—	—	—	—	59,939.31	48,679.03	200.82	267,924.04	368,389.21	617,466.87
All other selling and marketing	1,221,918.27	2,040,562.08	—	—	—	—	1,108,178.21	(18,935.87)	(699.22)	539,525.96	60,630.18	4,951,179.61
All other administrative (4)	—	429,019.39	—	—	—	—	—	—	—	(107,679.02)	(429,019.39)	(107,679.02)

Total operating expenses	26,714,321.36	1,693,690.32	—	408,023.00	—	—	1,168,117.52	29,743.16	(498.40)	699,770.98	—	30,713,167.94

OTHER INCOME AND EXPENSES
Interest income	(45,706.92)	(100,882.30)	—	—	—	—	—	—	—	(22,346.01)	—	(168,935.23)
Interest expense	208,797.78	158,741.11	—	—	—	—	—	—	—	(986,644.37)	—	(619,105.48)
Other income and (expense), net	5,203,676.26	(2,637,673.83)	—	408,023.00	—	—	(1,477,325.68)	(262,702.69)	(16,184.90)	(2,035,568.99)	—	(817,756.83)

Income (loss) before reorganization items	(17,611,427.32)	(3,748,505.34)	—	408,023.00	—	—	(2,645,443.20)	(292,445.85)	(15,686.50)	(3,744,330.35)	—	(27,649,815.56)

REORGANIZATION ITEMS
Professional fees (5)										289,432.63	—	289,432.63
U.S. Trustee quarterly fees (6)	13,000.00	9,750.00	325.00	325.00	325.00	325.00	6,500.00	1,625.00	325.00	4,875.00	—	37,375.00

Total reorganization expenses	13,000.00	9,750.00	325.00	325.00	325.00	325.00	6,500.00	1,625.00	325.00	294,307.63	—	326,807.63
Provision (benefit) for income taxes	—	3,596.10	—	—			—	—	—	191,142.30	—	194,738.40

Net income (loss)	$(17,624,427.32)	$(3,761,851.44)	$(325.00)	$407,698.00	$(325.00)	$(325.00)	$(2,651,943.20)	$(294,070.85)	$(16,011.50)	$(4,229,780.28)	$—	$(28,171,361.59)

NOTES:

GENERAL — In the ordinary course of business, individual Debtors may make payments to third parties on behalf of other Debtor entities. When this occurs, receivable and payable amounts are recorded at the paying and receiving entities, respectively, for the value of each such payment made. Amounts owed by Debtor entities to other Midway Games Inc. (MGI) subsidiaries are repaid in accordance with company policy. For example, all payroll-related payments are made to employees through Midway Home Entertainment Inc. (MHE) and the related expenses are reported by each employee’s legal entity; each legal entity with employees incurs a liability to MHE for the amounts paid. Also, no Insider Compensation expenses outside of the normal course of business were incurred during the period presented.

(1)	In performing the accounting for its day-to-day operations, MGI and its Debtor subsidiaries allocate common expenses among these subsidiaries and capitalize qualifying product development expenses in accordance with U.S. Generally Accepted Accounting Principles (GAAP). These adjustments and allocations are presented in a separate column in this report to facilitate analysis of each individual entity’s operating results in their respective columns and to show the results of the combined Debtor entities as a whole in the “Total of All Debtors” column.

(2)	The negative amounts of payroll and benefits expenses reported for Midway Studios — Austin Inc. (MSA) and Midway Studios — Los Angeles Inc. (MSLA) represent payroll tax refunds received during the period. As these entities had no employees during the period, there were no other significant payroll and benefits expenses reported for these entities during the period.

(3)	Research and development expenses eligible for capitalization in accordance with U.S. GAAP are reported in the MHE, Midway Amusement Games, LLC, Surreal Software Inc., MSA, and MSLA columns. In addition, one non-Debtor entity records these types of expenses, which are not included in this report. The capitalization of research and development expenses for all entities is reported in the Adjustments and Allocations column.

(4)	The amount in the MHE column includes reductions in the reserves for bad debts expense and sales and use taxes recorded during the period, based on activity occurring in the normal course of business.

(5)	Professional Fees incurred are paid by MGI. No allocation of the benefits of such fees has been made to any other Debtor or non-Debtor entities.

(6)	U.S. Trustee quarterly fees owed as of March 31, 2009 were not paid until April 2009.
FORM MOR-2

In re:	Case No. 09-10465 (KG)
Midway Games Inc., et al.,	Jointly Administered
Debtors	Reporting Period: 2/12/09 to 3/31/09
MOR-3: BALANCE SHEETS
MARCH 31, 2009

	Midway Home	Midway Amusement		Midway Games West	Midway Home	Midway Sales		Midway Studios -	Midway Studios -
	Entertainment Inc.	Games, LLC	Midway Interactive Inc.	Inc.	Studios Inc.	Company, LLC	Surreal Software Inc.	Austin Inc.	Los Angeles Inc.	Midway Games Inc.
Case number for individual Debtors	09-10467	09-10466	09-10468	09-10472	09-10473	09-10474	09-10469	09-10470	09-10471	09-10465	Total of All Debtors (1)

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$11,991,294.56	$123,861.61	$—	$—	$—	$—	$24,246.81	$6,231.92	$4,257.89	$7,655,701.87	$19,805,594.66
Restricted cash	—	—	—	—	—	—	—	—	—	306,903.76	306,903.76
Receivables, net	27,070,460.97	1,923,398.10	—	—	—	—	—	—	—	1,464.48	28,995,323.55
Inventories	4,181,389.34	—	—	—	—	—	—	—	—	—	4,181,389.34
Capitalized product development costs	24,060,547.21	—	—	—	—	—	—	—	—	—	24,060,547.21
Prepaid expenses and other current assets	958,544.76	1,946,591.49	—	—	—	—	144,556.08	96,288.67	7,745.72	66,534.21	3,220,260.93

TOTAL CURRENT ASSETS	68,262,236.84	3,993,851.20	—	—	—	—	168,802.89	102,520.59	12,003.61	8,030,604.32	80,570,019.45

Restricted cash	—	—	—	—	—	—	—	—	—	675,000.00	675,000.00
Assets held for sale	—	—	—	—	—	—	—	—	—	2,405,200.00	2,405,200.00
Capitalized product development costs	515,784.78	—	—	—	—	—	—	—	—	—	515,784.78
Property and equipment, net	2,763,914.58	2,260,176.05	—	—	—	—	849,744.43	1,209,380.58	109,167.65	403,170.35	7,595,553.64
Goodwill (2)	27,614,515.11	—	—	5,849,000.00	—	—	2,585,900.56	1,192,298.99	2,254,887.17	—	39,496,601.83
Investment in subsidiaries (3)	—	—	29,265,000.00	(29,265,000.00)	—	—	—	—	—	21,472,773.11	21,472,773.11
Due from Debtors	210,177,459.18	296,703,399.34	430,000.00	32,392,175.86	—	—	—	230,204.37	156,098.20	640,886,922.39	1,180,976,259.34
Due from non-Debtor MGI subsidiaries	30,618,369.42	—	—	—	—	—	—	—	—	3,797,879.35	34,416,248.77
Other assets	220,992.39	97,333.31	—	—	—	—	60,025.63	—	—	—	378,351.33

TOTAL ASSETS	$340,173,272.30	$303,054,759.90	$29,695,000.00	$8,976,175.86	$—	$—	$3,664,473.51	$2,734,404.53	$2,532,156.63	$677,671,549.52	$1,368,501,792.25

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Amounts due to Insiders (4)	—	—	—	—	—	—	—	—	—	—	—
Accounts payable	1,199,431.60	516,199.58	—	—	—	—	88,435.40	23,567.99	(2,167.84)	729,029.87	2,554,496.60
Accrued compensation and related benefits (5)	5,209,571.92	(226,314.20)	—	—	—	—	111,928.47	348.15	170,714.70	(135,567.52)	5,130,681.52
Accrued royalties	7,009,744.69	—	—	—	—	—	—	—	—	—	7,009,744.69
Accrued selling and marketing	984,446.49	—	—	—	—	—	—	—	—	—	984,446.49
Deferred revenue	1,975,507.47	812,641.58	—	—	—	—	—	—	—	—	2,788,149.05
Current portion of long-term debt	—	—	—	—	—	—	—	—	—	—	—
Convertible senior notes, less unamortized discount	—	—	—	—	—	—	—	—	—	—	—
Other accrued liabilities	5,472,811.73	2,852,018.59	—	—	—	—	34,411.68	60,435.71	(31.14)	75,618.58	8,495,265.15

TOTAL POSTPETITION LIABILITIES	21,851,513.90	3,954,545.55	—	—	—	—	234,775.55	84,351.85	168,515.72	669,080.93	26,962,783.50

LIABILITIES SUBJECT TO COMPROMISE (Prepetition) (6)
Secured Liabilities	$1,086.71	$—	$—	$—	$	$—	$—	$4,029.62	$—	$29,314,909.04	$29,320,025.37
Priority Liabilities	475,566.78	940,880.31	—	—	—	—	174,824.30	49,081.40	4,884.62	303,291.23	1,948,528.64
Non-Priority Liabilities	266,541,321.76	1,532,259.74	—		—	—	152,568.82	26,006.40	1,665.46	382,006,238.24	650,260,060.42

TOTAL PREPETITION LIABILITIES	267,017,975.25	2,473,140.05	—	—	—	—	327,393.12	79,117.42	6,550.08	411,624,438.51	681,528,614.43

Due to Debtors	1,482,090.69	568,299,267.20	22,957,000.00	48,011,629.43	—	—	50,643,444.01	64,705,569.86	30,532,900.39	11,694,862.90	798,326,764.48
Due to non-Debtor MGI subsidiaries	42,007,174.52	—	—	—	—	—	—	—	—	104,587.04	42,111,761.56
Deferred income taxes	12,356,110.00	—	—	—	—	—	—	—	—	—	12,356,110.00
Deferred rent	129,406.48	—	—	—	—	—	167,434.44	234,936.52	—	—	531,777.44

STOCKHOLDERS’ EQUITY (DEFICIT)
Common stock	1,000.00	—	—	—	—	—	—	—	—	935,403.55	936,403.55
Additional paid-in capital	1,704,243.51	—	2,750,000.00	(186,000.00)	—	—	4,187,009.00	2,575,167.27	3,594,163.08	522,497,846.03	537,122,428.89
Retained earnings (Accumulated deficit)	(6,376,242.05)	(271,672,192.91)	3,988,000.00	(38,849,453.57)	—	—	(51,895,582.61)	(64,944,738.39)	(31,769,972.64)	(260,071,634.67)	(721,591,816.84)
Postpetition Contributions (Distributions) (Draws)(5)	—	—	—	—	—	—	—	—	—	—	—
Treasury stock	—	—	—	—	—	—	—	—	—	(9,783,034.77)	(9,783,034.77)

TOTAL STOCKHOLDERS’ EQUITY (DEFICIT)	(4,670,998.54)	(271,672,192.91)	6,738,000.00	(39,035,453.57)	—	—	(47,708,573.61)	(62,369,571.12)	(28,175,809.56)	253,578,580.14	(193,316,019.17)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)	$340,173,272.30	$303,054,759.89	$29,695,000.00	$8,976,175.86	$—	$—	$3,664,473.51	$2,734,404.53	$2,532,156.63	$677,671,549.52	$1,368,501,792.24

See Page 2 of this report for Notes and related explanations.
FORM MOR-3

NOTES:

GENERAL — In the ordinary course of business, individual Debtors may make payments to third parties on behalf of other Debtor entities. When this occurs, receivable and payable amounts are recorded at the paying and receiving entities, respectively, for the value of each such payment made. Amounts owed by Debtor entities to other Midway Games Inc. (MGI) subsidiaries are repaid in accordance with company policy. For example, all payroll-related payments are made to employees through Midway Home Entertainment Inc. (MHE) and the related expenses are reported by each employee’s legal entity; each legal entity with employees incurs a liability to MHE for the amounts paid.

(1)	Each individual entity’s balances are presented in their respective columns; this “Total of All Debtors” column is provided to show the balances of the combined Debtor entities as a whole for information purposes only.

(2)	Goodwill was recorded by certain entities at the time they were acquired by MGI and is reported at each of these entities. Under U.S. Generally Accepted Accounting Principles (GAAP), these amounts are presented in MGI’s reports to the Securities and Exchange Commission and tested for impairment as a single reporting unit.

(3)	Investment in subsidiaries represent amounts invested by certain MGI subsidiaries in other MGI subsidiaries. Negative amounts are reported in this line item by the investee subsidiary to represent the amounts invested in that subsidiary.

(4)	Insiders as defined as directors and officers of any Debtor entities or non-Debtor MGI subsidiaries. There were no amounts due to Insiders outside of the normal course of business as of March 31, 2009.

(5)	Accrued compensation and related benefits exclude amounts owed as of the petition date for paid time off, severance, relocation and supplemental insurance; these amounts are included in the Prepetition Liabilities section. No amounts were paid during the reporting period related to these pre-petition amounts owed. Also, the amount reported by Midway Studios — Los Angeles represents relocation amounts owed that are reported as pre-petition liabilities by MHE, as the employees affected were as of the petition date and continue to be employees of MHE. Accrued compensation and related benefits reported by MHE have been reduced by this amount as a result.

(6)	Pre-petition liabilities as of the current balance sheet date include postpetition amounts paid or applied, pursuant to Bankruptcy Court orders, to claims previously reported as of the petition date in the Schedules of Assets and Liabilities.
FORM MOR-3

In re:	Case No. 09-10465 et seq. (KG)
Midway Games Inc.., et al.,	Jointly Administered
Debtors	Reporting Period: 2/12/09-3/31/09
MOR-4: DECLARATION REGARDING THE STATUS OF POSTPETITION TAXES
FOR THE REPORTING PERIOD ENDED MARCH 31, 2009
Ryan G. O’Desky hereby declares and states:
1. I am Chief Financial Officer and Treasurer for Midway Games Inc. and its affiliated debtors and debtors in possession (the “Debtors”) in Case No. 09-10465 et seq. (KG) (Jointly Administered). I am familiar with the Debtors’ day-to-day operations, business affairs and books and records.
2. All statements in this Declaration are based on personal knowledge, review of the relevant documents, discussions with other employees of the Debtors, or my opinion based upon my experience and knowledge of the Debtors’ operations and financial condition. I am authorized to submit this Declaration on behalf of the Debtors.
3. To the best of my knowledge, information, and belief, during the reporting period the Debtors filed all necessary federal, state, and local tax returns and made all required and undisputed postpetition tax payments in connection therewith on a timely basis or, the Debtors have promptly addressed any late tax filings (and made any corresponding payments) that may have been missed during the reporting period due to unintentional oversight.1

5/7/09	/s/ Ryan G. O’Desky
Date	Ryan G. O’Desky
Chicago, Illinois	Chief Financial Officer and Treasurer

[1]	The Debtors use Ceridian, a third party payroll processor, for the remittance of payroll taxes. Ceridian is responsible for remitting both the employee and employer portion of payroll tax liabilities to the appropriate jurisdictions. Moreover, by first day orders entered by the Court on February 13, 2009, the Debtors received authority to pay certain prepetition payroll and “trust fund” taxes.
FORM MOR-4

In re:
Midway Games Inc., et.al.,	Case No. 09-10465 (KG)
Debtors	Jointly Administered
Reporting Period: 2/12/09 to 3/31/09
MOR-4: SUMMARY OF UNPAID POSTPETITION ACCOUNTS PAYABLE

	Number of Days Past Due
	Current	0-30	31-60	61-90	over 90	Total
Accounts Payable	$1,027,861.75	$109,039.10	$0.00	$0.00	$0.00	$1,136,900.85
Professional Fees 1	$437,266.21	$0.00	$0.00	$0.00	$0.00	$437,266.21

Total Postpetiton Accounts Payable	$1,465,127.96	$109,039.10	$0.00	$0.00	$0.00	$1,574,167.06

Notes

The postpetition accounts payable reported represents open and outstanding trade vendor invoices that have been entered into the Debtors’ accounts payable system during the period that the Debtors intend to pay in accordance with the various orders of the Bankruptcy Court. This summary does not included any accruals for invoices not yet received or approved which may be included in accounts payable on the balance sheet.

1)	Includes $377,355 to Kramer Levin Naftalis and $59,911 to Mesirow Financial for Restucturing Professional Fees not included on MOR-1b because the Debtors are not authorized by court order to pay these amounts yet.
FORM MOR-4

In re:
Midway Games Inc., et. al.,	Case No. 09-10465 (KG)
Debtors	Jointly Administered
Reporting Period: 2/12/09 to 3/31/09
MOR-5: ACCOUNTS RECEIVABLE RECONCILATION AND AGING

ACCOUNTS RECEIVABLE RECONCILATION AND AGING	Amount
Total trade accounts receivable at the beginning of the reporting period	$26,185,925.00
+ Amounts billed during the period	12,892,044.23
- Amounts collected and adjusted during the period	(10,194,630.25)
Total trade accounts receivable at the end of the reporting period	$28,883,338.98

ACCOUNTS RECEIVABLE AGING	Amount
0 - 30 days old	19,907,973.89
31 - 60 days old	4,536,521.15
61 - 90 days old	3,655,532.80
90 + days old	783,311.14
Total trade accounts receivable	$28,883,338.98
Royalty receivable	$1,923,398.10
Other receivables	$24,364.48
Allowance for doubtful accounts	(990,394.42)
Unapplied cash	(502,750.80)
Factored receivables to be remitted to the factor	(342,632.79)
Net receivables	$28,995,323.55

Notes

1)	All trade accounts receivable and related allowances are reported at Midway Home Entertainment Inc.

2)	Trade accounts receivable are aged from invoice date based on individual customer credit terms.

3)	Royalty receivables are not aged and are reported at Midway Amusement Games, LLC.

4)	Receivable allowances are not aged.
MOR-5: DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No

1.	Have any assets been sold or transferred outside of the normal course of business this reporting period? If yes, provide an explanation below.		X

2.	Have any funds been disbursed from any other account than a debtor in procession account this reporting period? If yes, provide an explanation below.		X

3.	Have all post petition tax returns been timely filed? If no, provide an explanation below.	X

4.	Are workers compensation, general liability, and other necessary insurance coverages in effect. If no, provide an explanation below.	X

5.	Has any bank account been open during the period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to Delaware Delaware Local Rule 4001-3.	X See MOR-1A
FORM MOR-5